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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date
       of Report (Date of earliest event reported) April 21, 1998
                                                   --------------

                         RICHMOND COUNTY FINANCIAL CORP.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-23271                    06-1498455
      --------                       -------                    ----------
(State or other Jurisdiction of     (Commission                (IRS Employer
incorporation or organization)      File Number)             Identification No.)

              1214 Castleton Avenue, Staten Island, New York 10310
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (718) 448-2800
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)








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ITEM 5.                       OTHER EVENTS.
                              -------------

      On April 15, 1998, Richmond County Financial Corp. (the "Company"), announced that its Board of Directors declared its first quarterly cash dividend of $0.05 per common share. The dividend will be payable on May 15, 1998 to stockholders of record on May 1, 1998.

      A press release announcing the dividend is attached as Exhibit 99.1.

Exhibit 99.1   Press Release dated April 15, 1998.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    April 21, 1998               By: /s/ Michael F. Manzulli
                                           -------------------------------------
                                           Michael F. Manzulli
                                           President and Chief Executive Officer



Dated:    April 21, 1998               By: /s/ Thomas R. Cangemi
                                           -------------------------------------
                                           Thomas R. Cangemi
                                           Senior Vice President and
                                             Chief Financial Officer








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